Earnings Results 4Q24 January 30, 2025

2 Forward-Looking Statements & Non-GAAP Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. We caution that the forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control, including but not limited to the health of the national and local economies including the impact on the Company and its customers resulting from any adverse developments in real estate markets and the level of, inflation and interest rates; the Company’s ability to maintain and grow its deposit base; loan demand and continued portfolio performance; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks that could affect our financial performance and our stock price; changes to valuations of the Company’s assets and liabilities including the allowance for credit losses, earning assets, and intangible assets; changes to the availability of liquidity sources including borrowing lines and the ability to pledge or sell certain assets; the Company's ability to attract and retain skilled employees; customers' service expectations; cyber security risks; the Company's ability to successfully deploy new technology; the success of acquisitions and branch expansion; operational risks including the ability to detect and prevent errors and fraud; the effectiveness of the Company’s enterprise risk management framework; litigation costs and outcomes; changes in laws, rules, regulations, or interpretations to which the Company is subject; the effects of severe weather events, pandemics, wildfires and other disasters, other public health crises, acts of war or terrorism, and other external events on our business. These and other important factors are detailed in various securities law filings made periodically by the Company, copies of which are available without charge on the SEC’s website at www.sec.gov and the on the investor relations section of the Company’s website at www.mypcbbank.com. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements. Any forward-looking statements presented herein are made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are provided in the Non-GAAP Measures section of this presentation. References to the “Company,” “we,” or “us” refer to PCB Bancorp and references to the “Bank” refer to the Company’s subsidiary, PCB Bank.

Market Information 1/28/25 Market Cap $273.2 million Stock Price Per Share $19.00 52-Week Range $14.50 - $22.20 Dividend Yield 3.79% Dividend Payout Ratio (1Q23 – 4Q24) 41.14% Outstanding Shares 14,380,651 Stock Information 4Q24 or 12/31/24 Diluted Earnings Per Share (“Diluted EPS”) $0.46 Cash Dividend Per Share $0.18 Book Value (“BV”) Per Share $25.30 Tangible Common Equity (“TCE”) Per Share (1) $20.49 Number of Repurchased Shares (2) 0 (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure (2) The Company is authorized to purchased additional shares of 577,777 shares under the 2023 stock repurchase program as of 12/31/24. PCB Footprint Corporate Profile 3

Historical Performance (1) At period end (2) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of these measures to their most comparable GAAP measures 4

4Q24 Highlights Operating Results • Net income available to common shareholders of $6.7 million, or $0.46 per diluted share • Provision for credit losses of $2.0 million • Return on Average Assets (“ROAA”) of 0.94%, Return on Average TCE (“ROATCE”)(1) of 9.02%, net interest margin of 3.18%, and efficiency ratio of 53.0% Loans • Loans held-for-investment (“HFI loans”) increased $163.2 million, or 6.6%, to $2.63 billion from 9/30/24 • Average loan yield was 6.63% compared to 6.82% for 3Q24 • Total loans to deposits ratio was 100.8% • Quarterly loan production was $211.5 million compared to $186.6 million for 3Q24 Asset Quality • ACL on loans was $30.6 million, or 1.16% to HFI loans • Past due loans were $4.9 million, or 0.19% of HFI loans and NPLs were $4.7 million, or 0.18% of HFI loans Deposits • Total deposits increased $156.1 million, or 6.3%, to $2.62 billion from 9/30/24 • Core deposits(1) were $1.51 billion, or 57.7% of total deposits • Non-interest bearing deposits were $547.9 million, or 20.9% of total deposits • Uninsured deposits were $1.04 billion, or 39.6% of total deposits • Cost of average interest-bearing deposits and total deposits were 4.59% and 3.60%, respectively Capital & Liquidity • Declared and paid quarterly cash dividend of $0.18 per share • TCE(1) per share was $20.49 • Maintained available borrowing capacity of $1.36 billion, or 44.4% of total assets (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation to most comparable GAAP measure 5

Selected Financial

($ in Thousands, Except Per Share Data)	As of or For the Three Months Ended 12/31/24	9/30/24	12/31/23	Compared to 9/30/24 Amount	Compared to 9/30/24 Percentage	Compared to 12/31/23 Amount	Compared to 12/31/23 Percentage
Income Statement Summary:							
Interest Income	$ 46,319	$ 45,998	$ 40,951	$ 321	0.7%	$ 5,368	13.1%
Interest Expense	23,155	23,279	19,027	(124)	-0.5%	4,128	21.7%
Net Interest Income	23,164	22,719	21,924	445	2.0%	1,240	5.7%
Noninterest Income	3,043	2,620	2,503	423	16.1%	540	21.6%
Noninterest Expense	13,894	14,602	14,469	(708)	-4.8%	(575)	-4.0%
Provision (Reversal) for Credit Losses	2,002	50	1,698	1,952	3904.0%	304	17.9%
Pretax Income	10,311	10,687	8,260	(376)	-3.5%	2,051	24.8%
Income Tax Expense	3,281	2,873	2,352	408	14.2%	929	39.5%
Net Income	7,030	7,814	5,908	(784)	-10.0%	1,122	19.0%
Preferred Stock Dividends	346	346	0	0	0.0%	346	NM
Net Income Available to Common Shareholders	6,684	7,468	5,908	(784)	-10.5%	776	13.1%
Diluted EPS	$ 0.46	$ 0.52	$ 0.41	$ (0.06)	-11.5%	$ 0.05	12.2%
Selected Balance Sheet Items:							
HFI loans	$ 2,629,387	$ 2,466,174	$ 2,323,452	$ 163,213	6.6%	$ 305,935	13.2%
HFS loans	6,292	5,170	5,155	1,122	21.7%	1,137	22.1%
Total Deposits	2,615,791	2,459,682	2,351,612	156,109	6.3%	264,179	11.2%
Total Assets	3,063,971	2,889,833	2,789,506	174,138	6.0%	274,465	9.8%
Shareholders' Equity	363,814	362,300	348,872	1,514	0.4%	14,942	4.3%
TCE [2]	294,673	293,159	279,731	1,514	0.5%	14,942	5.3%
Key Metrics:							
BV Per Share	$ 25.30	$ 25.39	$ 24.46	$ (0.09)	-0.4%	$ 0.84	3.4%
TCE Per Share [1]	$ 20.49	$ 20.55	$ 19.62	$ (0.06)	-0.3%	$ 0.87	4.4%
ROAA [2]	0.94%	1.08%	0.89%	-0.14%		0.05%	
Return on Average Equity ("ROAE") [2]	7.69%	8.70%	6.82%	-1.01%		0.87%	
ROATCE [1], [2]	9.02%	10.31%	8.54%	-1.28%		0.49%	
Net Interest Margin [2]	3.18%	3.25%	3.40%	-0.07%		-0.22%	
Efficiency Ratio [3]	53.02%	57.63%	59.23%	-4.61%		-6.21%	

(1) Not presented in accordance with GAAP. See "Non-GAAP Measures" for reconciliation of these measures to their most comparable GAAP measures
(2) Annualized
(3) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income

PCB BANCORP 6

7 Loan Overview (1) Per regulatory definition in the Commercial Real Estate (“CRE”) Concentration Guidance 4Q24 Highlights • HFI loans increased $163.2 million, or 6.6%, to $2.63 billion from 9/30/24 • CRE loans increased $91.6 million (5.5%), C&I loans increased $65.7 million (16.2%) and consumer loans increased $5.8 million (1.5%)

8 Loan Production & Rate/Yield Analysis (1) Total commitment basis (2) Include both HFI and HFS loans (3) Annualized Repricing Schedule (12/31/24) HFI Loans HFS Loans Total Loans ($ in thousands) Carrying Value WA Rate Carrying Value WA Rate Carrying Value WA Rate Less Than 3 Months $ 1,052,515 7.76% $ 6,292 9.16% $ 1,058,807 7.77% 3 to 12 Months 297,824 5.88% 0 297,824 5.88% 1 to 3 Years 794,397 4.55% 0 794,397 4.55% 3 to 5 Years 427,161 6.62% 0 427,161 6.62% More than 5 Years 57,490 5.00% 0 57,490 5.00% Total $ 2,629,387 6.33% $ 6,292 9.16% $ 2,635,679 6.34% Loan Yield Analysis 4Q24 2024 ($ in thousands) Amount(2) Yield(3) Amount(2) Yield(3) Average Carrying Value $ 2,538,310 $ 2,445,080 Interest on Loans $ 41,369 6.48% $ 160,305 6.56% Fee (Cost) 199 0.03% 891 0.04% Prepayment Penalty & Late Charges 96 0.02% 323 0.01% Discount (Premium) 645 0.10% 2,782 0.11% Total Interest & Fees $ 42,309 6.63% $ 164,301 6.72%

Loan Concentration

Commercial Real Estate Loans by Property Type (12/31/24)

($ in thousands)	Carrying Value	% to Total	Count	WA LTV[1]	WA Rate	Maturing <= 1 Year	Maturing 2-3 Years	Maturing 3-5 Years	Maturing > 5 Years
Retail (More Than 50%)	$ 383,184	22.0%	312	47.9%	6.08%	$ 79,037	$ 79,082	$ 115,281	$ 109,784
Industrial	276,010	15.8%	162	49.5%	5.74%	33,492	61,433	89,211	91,874
Mixed Use	181,157	10.3%	140	44.2%	5.86%	38,717	50,391	52,304	39,745
Apartments	176,093	10.0%	60	54.6%	5.72%	44,660	40,894	72,696	17,843
Motel & Hotel	144,628	8.3%	106	46.3%	7.23%	9,326	21,134	37,504	76,664
Office	121,192	6.9%	57	52.7%	6.20%	40,113	23,258	33,283	24,538
Gas Station	107,955	6.2%	118	53.7%	6.79%	1,149	20,890	36,849	49,067
Medical	56,377	3.2%	30	40.7%	7.24%	10,063	31,996	8,868	5,450
Auto (Sales, Repair, & etc.)	36,838	2.1%	30	53.1%	5.54%	10,210	38	22,033	4,557
Golf Course	35,606	2.0%	8	48.3%	5.05%	0	22,764	7,612	5,230
Commercial Condominium	33,994	1.9%	39	51.1%	5.89%	6,063	5,823	13,484	8,624
Car Wash	33,731	1.9%	27	48.3%	5.96%	10,730	7,480	8,315	7,206
Spa, Sauna, & Oher Self-Care	30,540	1.7%	7	48.5%	6.24%	13,238	0	8,352	8,950
Nursing Facility	26,670	1.5%	8	51.4%	6.82%	0	3,065	16,110	7,495
Wholesale	24,449	1.4%	15	40.4%	5.69%	4,217	1,906	17,331	995
Construction	21,854	1.2%	5	55.3%	8.74%	21,854	0	0	0
Others	62,274	3.6%	75	48.2%	6.31%	9,149	12,050	20,852	20,223
Total	$ 1,752,552	100.0%	1,199	49.0%	6.16%	$ 332,018	$ 382,204	$ 560,085	$ 478,245

Residential Mortgage Loans (12/31/24)

($ in thousands)	Carrying Value	WA LTV[1]	WA FICO
Residential Mortgage	$ 392,456	59.2%	759

Commercial Real Estate Loans Geographic Concentration (12/31/24)



Los Angeles County
62%
$1.75B
CA: $1.43B
(82%)
Other States
4%
Texas
5%
NY/NJ
6%
Orange County
8%
Washington
3%
Other SoCal
Counties
1%
Riverside
County
3%
Northern CA
Counties
4%
San Bernardino
County
4%

(1) Collateral value at origination

PCB BANCORP

9

Loan Concentration Carrying Value % to Total WA Rate WA Month to Maturity($ in thousands) Finance & Insurance $ 163,575 34.5% 7.00% 8 General Manufacturing & Wholesale Trade 104,138 22.0% 7.25% 19 Retail Trade 48,342 10.2% 7.93% 42 Food Services 42,007 8.9% 8.45% 50 Real Estate Related 30,643 6.5% 7.19% 14 Arts, Entertainment, & Recreation 24,792 5.2% 7.93% 18 Professional, Scientific, & Technical Services 16,834 3.6% 7.74% 22 Construction 11,260 2.4% 7.70% 3 Transportation & Warehousing 10,188 2.2% 8.24% 33 Other Services 7,857 1.7% 8.07% 39 All Other 13,127 2.8% 7.75% 57 Total $ 472,763 100.0% 7.45% 21 Commercial & Industrial Loans by Industry Type (12/31/24) 10

Credit Quality & Peer(1) Comparison (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) PCB Bank’s Peer Group per UBPR (4) Source: press releases concerning financial performance 11

Deposits (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. Time Deposit Maturity Schedule (12/31/24) Retail Wholesale Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Months $ 396,639 5.05% $ 210,000 4.59% $ 606,639 4.89% 3 to 6 Months 263,685 4.78% 161,283 4.43% 424,968 4.65% 6 to 9 Months 145,598 4.64% 0 145,598 4.64% 9 to 12 Months 288,564 4.21% 131,000 4.20% 419,564 4.21% More than 12 Months 4,282 3.47% 0 4,282 3.47% Total $ 1,098,768 4.70% $ 502,283 4.44% $ 1,601,051 4.62% 4Q24 Highlight • Total deposits increased $156.1 million (6.3%) from 9/30/24 • Retail deposits increased $8.9 million (0.4%) and wholesale deposits increased $147.2 million (41.5%) from 9/30/24 • Uninsured deposits were $1.04 billion (39.6% of total deposits) compared to $1.04 billion (42.4% of total deposits) at 9/30/24 12

Profitability (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP measure” for reconciliations of these measures to their most comparable GAAP measures. 4Q24 Highlights • Net interest income increased $445 thousand and noninterest income increased $423 thousand, and noninterest expense decreased $708 thousand compared to 3Q24 13

Noninterest Income & Expense (1) Annualized (2) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income. Peer average data from UBPR (3) Full-time equivalent

Net Interest Margin (1) Annualized 4Q24 Highlights • Net interest income increased $445 thousand to $23.2 million from $22.7 million for 3Q24 • Net interest margin decreased to 3.18% from 3.25% for 3Q24 mainly due to decreases in loan and earning-assets yield, partially offset by a decrease in cost of interest-bearing liabilities 15

Capital (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. 16

Non-GAAP Measures To supplement the financial information presented in accordance with GAAP, we use certain non-GAAP financial measures. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. Risks associated with non-GAAP measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. In the information below, we provide reconciliations of the non-GAAP financial measures used in this presentation to the most direct comparable GAAP measures. Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. ROATCE, TCE Per Share and TCE to Total Assets ROATCE, TCE per share and TCE to total assets measures that we use to measure the Company’s performance. We calculated TCE as total shareholders’ equity excluding preferred stock. Management believes the non-GAAP measures provide useful supplemental information, and a clearer understanding of the Company’s performance. PTPP Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. 17

Non-GAAP Measures

The following table reconciles core deposits to its most comparable GAAP measure:

($ in thousands)		Mar-23	Jun-23	Sep-23	Dec-23	Mar-24	Jun-24	Sep-24	Dec-24
Total Deposits	(d)	$ 2,141,689	$ 2,188,231	$ 2,192,129	$ 2,351,612	$ 2,402,840	$ 2,406,254	$ 2,459,682	$ 2,615,791
Less: Time Deposits Greater Than $250K		(514,464)	(511,590)	(514,406)	(575,702)	(609,550)	(619,832)	(640,166)	(665,124)
Less: Brokered Deposits		(157,020)	(160,149)	(201,258)	(303,742)	(299,776)	(283,033)	(295,080)	(442,284)
Core Deposits	(e)	$ 1,470,205	$ 1,516,492	$ 1,476,465	$ 1,472,168	$ 1,493,514	$ 1,503,389	$ 1,524,436	$ 1,508,383
Core Deposits to Total Deposits	(e)/(d)	68.6%	69.3%	67.4%	62.6%	62.2%	62.5%	62.0%	57.7%

The following table reconciles ROATCE to its most comparable GAAP measure:

($ in thousands)		1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	Dec-24
Average Total Shareholders' Equity	(a)	$ 335,169	$ 339,869	$ 343,144	$ 343,735	$ 349,644	$ 351,221	$ 357,376	$ 363,828
Less: Average Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
Average TCE (Non-GAAP)	(b)	$ 266,028	$ 270,728	$ 274,003	$ 274,594	$ 280,503	$ 282,080	$ 288,235	$ 294,687
Net Income	(c)	$ 10,297	$ 7,477	$ 7,023	$ 5,908	$ 4,685	$ 6,281	$ 7,814	$ 7,030
ROAE (1)	(c)/(a)	12.46%	8.82%	8.12%	6.82%	5.32%	7.19%	8.70%	7.69%
Net Income Available to Common Shareholders	(d)	$ 10,297	$ 7,477	$ 7,023	$ 5,908	$ 4,685	$ 6,139	$ 7,468	$ 6,684
ROATCE (Non-GAAP)(1)	(d)/(b)	15.70%	11.08%	10.17%	8.54%	6.63%	8.75%	10.31%	9.02%

The following table reconciles TCE per share and TCE to total assets to their most comparable GAAP measures:

($ in thousands, except per share data)		Mar-23	Jun-23	Sep-23	Dec-23	Mar-24	Jun-24	Sep-24	Dec-24
Total Shareholders' Equity	(a)	$ 336,830	$ 340,411	$ 341,852	$ 348,872	$ 350,005	$ 353,469	$ 362,300	$ 363,814
Less: Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
TCE (Non-GAAP)	(b)	$ 267,689	$ 271,270	$ 272,711	$ 279,731	$ 280,864	$ 284,328	$ 293,159	$ 294,673
Outstanding Shares	(c)	14,297,870	14,318,890	14,319,014	14,260,440	14,263,791	14,254,024	14,266,725	14,380,651
Book Value Per Share	(a)/(c)	$ 23.56	$ 23.77	$ 23.87	$ 24.46	$ 24.54	$ 24.80	$ 25.39	$ 25.30
TCE Per Share (Non-GAAP)	(b)/(c)	$ 18.72	$ 18.94	$ 19.05	$ 19.62	$ 19.69	$ 19.95	$ 20.55	$ 20.49
Total Assets	(d)	$ 2,500,524	$ 2,556,345	$ 2,567,974	$ 2,789,506	$ 2,854,292	$ 2,852,964	$ 2,889,833	$ 3,063,971
Total Shareholders' Equity to Total Assets	(a)/(d)	13.47%	13.32%	13.31%	12.51%	12.26%	12.39%	12.54%	11.87%
TCE to Total Assets (Non-GAAP)	(b)/(d)	10.71%	10.61%	10.62%	10.03%	9.84%	9.97%	10.14%	9.62%

(1) Annualized

PCB BANCORP

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Non-GAAP Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24
Net Income	(a)	$ 10,297	$ 7,477	$ 7,023	$ 5,908	$ 4,685	$ 6,281	$ 7,814	$ 7,030
Add: Provision (Reversal) for Credit Losses[1]		(2,778)	197	751	1,698	1,090	259	50	2,002
Add: Income Tax Provision		4,162	3,073	2,970	2,352	1,817	2,505	2,873	3,281
PTPP Income (Non-GAAP)	(b)	$ 11,681	$ 10,747	$ 10,744	$ 9,958	$ 7,592	$ 9,045	$ 10,737	$ 12,313
Average Total Assets	(c)	$ 2,470,876	$ 2,520,752	$ 2,563,233	$ 2,642,175	$ 2,809,808	$ 2,853,152	$ 2,866,707	$ 2,980,641
ROAA [2]	(a)/(c)	1.69%	1.19%	1.09%	0.89%	0.67%	0.89%	1.08%	0.94%
Adjusted ROAA (Non-GAAP)[2]	(b)/(c)	1.92%	1.71%	1.66%	1.50%	1.09%	1.28%	1.49%	1.64%
Average Total Shareholders' Equity	(d)	$ 335,169	$ 339,869	$ 343,144	$ 343,735	$ 349,644	$ 351,221	$ 357,376	$ 363,828
ROAE [2]	(a)/(d)	12.46%	8.82%	8.12%	6.82%	5.39%	7.19%	8.70%	7.69%
Adjusted ROAE (Non-GAAP)[2]	(b)/(d)	14.13%	12.68%	12.42%	11.49%	8.73%	10.36%	11.95%	13.46%
Net Income available to common shareholders		$ 10,297	$ 7,477	$ 7,023	$ 5,908	$ 4,685	$ 6,139	$ 7,468	$ 6,684
Less: Income Allocated to Participating Securities		(33)	(24)	(21)	(17)	(9)	(11)	(11)	(16)
Net Income Allocated to Common Stock	(e)	10,264	7,453	7,002	5,891	4,676	6,128	7,457	6,668
Add: Provision for Loan Losses		(2,778)	197	751	1,698	1,090	259	50	2,002
Add: Income Tax Provision		4,162	3,073	2,970	2,352	1,817	2,505	2,873	3,281
PTPP Income Allocated to Common Stock	(f)	$ 11,648	$ 10,723	$ 10,723	$ 9,941	$ 7,583	$ 8,892	$ 10,380	$ 11,951
WA common shares outstanding, diluted	(g)	14,574,929	14,356,776	14,396,216	14,316,581	14,330,204	14,312,949	14,356,384	14,406,756
Diluted EPS	(e)/(g)	$ 0.70	$ 0.52	$ 0.49	$ 0.41	$ 0.33	$ 0.43	$ 0.52	$ 0.46
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.80	$ 0.75	$ 0.74	$ 0.69	$ 0.53	$ 0.62	$ 0.72	$ 0.83

($ in thousands)	2019	2020	2021	2022	2023	2024
Net Income	$ 24,108	$ 16,175	$ 40,103	$ 34,987	$ 30,705	$ 25,810
Add: Provision (Reversal) for Credit Losses[1]	4,237	13,219	(4,596)	3,602	(132)	3,401
Add: Income Tax Provision	10,243	6,836	16,856	14,416	12,557	10,476
PTPP Income (Non-GAAP)	$ 38,588	$ 36,230	$ 52,363	$ 53,005	$ 43,130	$ 39,687

(1) Provision (reversal) for credit losses does not include provision (reversal) for off-balance sheet credit exposures for periods prior to January 1, 2023.
(2) Annualized.

PCB BANCORP

19